UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2007
eTelecare Global Solutions, Inc.
(Exact name of registrant as specified in its charter)
001-33362
(Commission File Number)

Philippines (State or other jurisdiction of incorporation)	98-0467478 (I.R.S. Employer Identification No.)
31st Floor CyberOne Building, Eastwood City, Cyberpark
Libis, Quezon City 1110
Philippines
(Address of principal executive offices, with zip code)
63 (2) 916 5670
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 13, 2007, Einar Seadler resigned as the Company’s Senior Vice President, Global Operations, but shall continue as an employee in a transition role until September 30, 2007.
Item 7.01 Regulation FD Disclosure.
On August 13, 2007, the Company issued a press release reducing its financial guidance for its third quarter ending September 30, 2007 and fiscal year 2007 and intends to present additional information during a related conference call to be held on August 13, 2007 at 3:00 p.m. (PDT), which is 6:00 p.m. (EDT). The full text of the press release, which also contains participation instructions for the related conference call, is furnished herewith as Exhibit 99.1.
The information under Item 7.01 in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On August 7, 2007, eTelecare Global Solutions, Inc. (the “Company”) received a notice of termination from a significant client that this client was terminating a significant client program with the Company (the “Client Program”), such termination to be fully effective on November 2, 2007. The volume of the Company’s services performed under the Client Program will begin to decrease starting September 1, 2007. On November 2, 2007, the Company will no longer provide this client with services under this Client Program.
The Company derived $15.2 million in revenues during the six month period ended June 30, 2007 from the Client Program that was terminated as discussed above. The termination of the Client Program could result in a material adverse effect on the Company’s revenues and financial performance, unless the Company is able to reassign the customer service associates currently assigned to this Client Program. The Company can give no assurance that any such reassignment will occur.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.2l

Exhibit	Description
No.
99.1	Press release dated August 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eTELECARE GLOBAL SOLUTIONS, INC.
Date: August 13, 2007	By:	/s/ J. Michael Dodson
J. Michael Dodson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 13, 2007.